SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

                                 FORM 8-K

                        CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (date of earliest event reported):      25-Feb-02

CENTEX CREDIT CORP HOME EQ LN
    ASSET BACKED CERT SER 2002 A
(Exact name of registrant as specified in its charter)


          Delaware                           333-69800-01           75-2851805
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


2728 North Harwood Street
Dallas, Texas                              75201
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (214) 981-5000
Item 5. Other Events

On 25-Feb-02 a scheduled distribution was made from the Trust to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 25-Feb-02.
The Monthly Report is filed pursuant to and in accordance with
(1) numerous no-action letters (2) current Commission policy in the area.

A.   Monthly Report Information
     See Exhibit No.1


B.   Have and deficiencies occurred?  NO.
            Date:
            Amount:

C.   Item 1: Legal Proceedings:  NONE

D.   Item 2: Changes in Securities:   NONE

E.   Item 4: Submission of Matters to a Vote of
     Certificateholders:  NONE

F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
            Exhibit No.

   1.)          Monthly Distribution Report Dated:           25-Feb-02


Centex Credit Corp
Home Equity Loan Asset Backed Certificates, Series 2002-A

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                            25-Feb-02

DISTRIBUTION SUMMARY


              Original  Beginning Certifica Principal  Ending Certificate
   Class    Face Value        Balance      Distribution    Balance
        AF-180500000.00        80500000.00  2266643.59    78233356.41
        AF-240000000.00        40000000.00        0.00    40000000.00
        AF-336000000.00        36000000.00        0.00    36000000.00
        AF-440500000.00        40500000.00        0.00    40500000.00
        AF-5 9040000.00         9040000.00        0.00     9040000.00
        AF-622800000.00        22800000.00        0.00    22800000.00
        MF-115300000.00        15300000.00        0.00    15300000.00
        MF-211974000.00        11974000.00        0.00    11974000.00
          BF 9980000.00         9980000.00        0.00     9980000.00
          AV204103000.00      204103000.00  1083000.72   203019999.28
        MV-118046000.00        18046000.00        0.00    18046000.00
        MV-210578000.00        10578000.00        0.00    10578000.00
          BV16179000.00        16179000.00        0.00    16179000.00
        X-IO       0.00               0.00        0.00           0.00
           R       0.00               0.00        0.00           0.00
       Total515000000.00      515000000.00  3349644.31   511650355.69


              Interest     Pass-Through       Total
   Class    Distribution       Rate        Distribution
    AF-1       195212.50           2.91000%  2461856.09
    AF-2       129666.67           3.89000%   129666.67
    AF-3       139200.00           4.64000%   139200.00
    AF-4       187650.00           5.56000%   187650.00
    AF-5        45049.33           5.98000%    45049.33
    AF-6       105260.00           5.54000%   105260.00
    MF-1        78285.00           6.14000%    78285.00
    MF-2        65258.30           6.54000%    65258.30
     BF         55971.17           6.73000%    55971.17
     AV        373962.05           2.06125%  1456962.77
    MV-1        41886.77           2.61125%    41886.77
    MV-2        29536.13           3.14125%    29536.13
     BV         57687.12           4.01125%    57687.12
    X-IO      2502228.44           0.00000%  2502228.44
     R              0.00           0.00000%        0.00
   Total      4006853.48                     7356497.79


AMOUNTS PER $1,000 UNIT

                            Principal        Interest
   Class       Cusip       Distribution    Distribution
    AF-1     152314 EF3         28.15706323  2.42500000
    AF-2     152314 EG1          0.00000000  3.24166675
    AF-3     152314 EH9          0.00000000  3.86666667
    AF-4     152314 EJ5          0.00000000  4.63333333
    AF-5     152314 EK2          0.00000000  4.98333296
    AF-6     152314 EL0          0.00000000  4.61666667
    MF-1     152314 EM8          0.00000000  5.11666667
    MF-2     152314 EN6          0.00000000  5.45000000
     BF      152314 EP1          0.00000000  5.60833367
     AV      152314 EQ9          5.30614797  1.83222221
    MV-1     152314 ER7          0.00000000  2.32111105
    MV-2     152314 ES5          0.00000000  2.79222254
     BV      152314 ET3          0.00000000  3.56555535
    X-IO         0               6.50416371  7.78029802
     R           0               0.00000000  0.00000000


               Total    Ending Certificate
   Class    Distribution      Balance
    AF-1     30.58206323       971.84293677
    AF-2      3.24166675      1000.00000000
    AF-3     3.866666667      1000.00000000
    AF-4     4.633333333      1000.00000000
    AF-5     4.983332965      1000.00000000
    AF-6     4.616666667      1000.00000000
    MF-1     5.116666667      1000.00000000
    MF-2            5.45      1000.00000000
     BF      5.608333667      1000.00000000
     AV      7.138370186       994.69385203
    MV-1      2.32111105      1000.00000000
    MV-2     2.792222537      1000.00000000
     BV       3.56555535      1000.00000000
    X-IO     14.28446173       993.49583629
     R                 0         0.00000000


                                  SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CHEC FUNDING, LLC

                                        By:  /s/  Donna Fanning
                                            --------------------------
                                             Name:  Donna Fanning
                                             Title: Vice President
Dated:  February 28, 2002